Exhibit 99.1

Tellurian Inc. May 2021 Corporate presentation

Cautionary statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, future cash flows, EBITDA, revenues, costs, prices, margins, emissions and other environmental matters, contracts, drilling locations, liquefaction capacity additions, timing for commerciality, future demand and supply affecting LNG and general energy markets and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2020, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. Projected future cash flows as set forth herein may differ from cash flows determined in accordance with GAAP. We may not be able to complete the anticipated transactions described in the presentation. FID is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. The financial information included on 4 and 8 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. Estimates of “resources” and other non - proved reserves are subject to substantially greater risk than are estimates of proved reserves. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. Forward looking statements 2

LNG critical to global decarbonization Source: BP Statistical Review, BP World Energy Outlook, Wood Mackenzie. Global markets structurally short LNG; abundant low - cost U.S. natural gas supply The integrated Tellurian model is the next innovation in U.S. LNG Natural gas is a complementary low - carbon energy source to support global decarbonization Global LNG demand has grown 7% annually over last five years, with limited capacity additions on the horizon Tellurian will be the first integrated global gas pure - play in the U.S.

Tellurian executive summary

1

Tellurian announced 3.0 mtpa SPA with Gunvor Group[1]

- JKM/TTF netback price to U.S. Gulf Coast; 10-year definitive, binding agreement
- Gunvor is the largest independent global trader of LNG volumes
- Under this commercial framework, Phase I (16.6 mtpa) estimated to generate ~$3.7 billion in annual EBITDA[2]

2

Tellurian corporate update: continuing to position for 1Q22 commerciality

- Announced 3.0 mtpa of definitive offtake today; currently negotiating SPAs with additional counterparties
- Tellurian is debt free as of 2Q21, ~$58 million of cash on hand
- Tellurian re-started drilling program in 2Q21, supports corporate G&A and validates integrated model assumptions

3

LNG macro: carbon pricing & coal phaseouts placing a floor on global LNG prices

- EU carbon prices are up ~150% over the last year; coal + carbon is the new floor for European gas pricing
- JKM 2-year strip is up ~73% over the past year; a clear call on new supply with Asian demand growing 10% YTD
- Global net zero goals are leading to targeted coal phaseouts, supporting long-term gas demand

4

ESG is a core attribute of the Tellurian offering

- Upstream integration allows tracking and certification of LNG GHG emissions
- Tellurian's upstream operations use "green completion" technology to eliminate flaring and minimize methane leakage
- RSG: Tellurian is examining several initiatives that would certify produced natural gas as "responsibly sourced"

Sources: Kpler, ICE via Marketview.

Notes: (1) Gunvor Singapore PTE Ltd.
(2) Assumes gas supply cost of $2.50/mmBtu, JKM pricing of $8.50/mmBtu with $1.75 mmBtu netback to U.S. Gulf Coast, and TTF pricing of $7.50/mmBtu with netback of $0.75 mmBtu to U.S. Gulf Coast.

4

TELLURIAN

The integrated Tellurian model is the next innovation in U.S. LNG

Tellurian: fully integrated, pure-play LNG

- **Low-cost, integrated business model**: upstream gas production in Haynesville Basin, Driftwood pipeline and LNG terminal in SW Louisiana
- **Pure-play, global gas producer**: monetizing U.S. domestic gas production into premium global gas markets, integration provides cost certainty of supply
- **Bechtel EPC execution**: best in-class LNG execution; lump sum turnkey with ~30% of project engineering complete
- **All critical permits secured**: all FERC and DOE permits secured for Driftwood LNG terminal and pipeline
- **Proven management track record**: Tellurian team has originated and executed ~75% of U.S. LNG capacity development and ~18% of global LNG capacity development across four continents
- **Critical role in energy transition**: significant ESG benefits and end-to-end emissions control from owning upstream



Haynesville
Gas production
Gillis
Driftwood Pipeline
Driftwood LNG
Houston

6
TELLURIAN

Tellurian management: U.S. LNG pioneers 7 Tellurian management team responsible for developing ~75% of current U.S. LNG capacity Tolling model SPA model Integrated model Pricing innovators Tellurian management Tellurian management Tellurian management Pricing structure Fixed fee Henry Hub plus fixed fee TTF & JKM netback Key differentiator Off - taker procures gas Pass - through gas pricing Cost & emissions control across the value chain

Netback pricing: the next evolution in U.S. LNG


Upstream


Midstream


Liquefaction

Offtake

- JKM/TTF netback pricing to U.S. Gulf Coast
- 10-year SPAs
- Destination market pricing, with optionality to Europe and Asia, attractive to broad set of global buyers

Value to Tellurian

- 3.0 mtpa SPA = $663 million annual EBITDA(1)
  — 10-year SPA = $6.6 billion total EBITDA
- 3-plant (*16.6 mtpa*) = $3.7 billion annual EBITDA
- 5-plant (*27.6 mtpa*) = $6.1 billion annual EBITDA

Note: (1) Assumes gas supply cost of $2.50/mmBtu, JKM pricing of $8.50/mmBtu with $1.75 mmBtu netback to U.S. Gulf Coast, and TTF pricing of $7.50/mmBtu with netback of $0.75 mmBtu to U.S. Gulf Coast.

8

TELLURIAN

$- $2 $4 $6 $8 $10 $12 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 LNG forward prices JKM (Asia) TTF (Europe) Low - cost U.S. supply provides global gas arbitrage 9 Selling into premium global gas market generates up to $4 - $5/mmBtu margin at current forward prices 4% 2% 4% World Europe Asia 10 - year LNG demand growth forecast JKM (Asia benchmark) 2 - yr forward price: $9.00/ mmBtu TTF (European benchmark) 2 - yr forward price: $7.80/ mmBtu Driftwood LNG Variable cost $2.50/ mmBtu Source: Wood Mackenzie and ICE data via Marketview . Driftwood LNG Variable Cost = $2.50/mmBtu

$- $2 $4 $6 $8 $10 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 Feb-18 Apr-18 Jun-18 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 TTF vs. ARA Coal + CO 2 Premium ( 3 - month moving average) Heat Rate Adj. Coal Implied CO2 Premium TTF Carbon prices supporting EU gas prices Higher carbon prices support higher natural gas demand in the power sector, lifting TTF prices in Europe Source: ICE data via Marketview . 10 COVID Forwards September 2020: European Commission introduces plan to reduce EU GHG emissions by 55% by 2030

– 5 10 15 20 25 30 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 mtpa 20% 25% 30% 35% 40% 45% – 20 40 60 80 100 120 140 160 2012 2013 2014 2015 2016 2017 2018 2019 2020 Short term market % of total Annual JKM swaps traded have risen by a ~156% CAGR since the US began exporting LNG Henry Hub - linked contracts stagnant, JKM rising Source: Wood Mackenzie, BP Energy Outlook 2019 Edition, GIIGNL, Platts, Tellurian Research. Note: (1) 10+ year contracts linked to projects that have reached FID only. 11 Henry Hub - linked LNG volumes signed annually (1) JKM swaps cleared annually mtpa No new Henry Hub - linked LNG contracts to projects that have reached FID have been signed since 2018

Haynesville Basin: primed for consolidation

Driftwood LNG Phase I feedgas requires ~3% of total resource and ~20% of current production from Haynesville

Basin overview

- World-class resource base, with estimated ~304 TCF of natural gas resource in place
- Resurgence in activity and productivity since 2017
  - Production increased from ~6 bcf/d in 2017 to ~12 bcf/d currently
  - Top 10 Haynesville operators produce ~7.6 bcf/d in gross operated production
- 47 active drilling rigs
- Decades of running room for development at current robust activity pace
  - Consolidation can improve well economics through cost deflation

Haynesville operators[1]

Public / Public Entities	Comstock Resources; Chesapeake Energy; Vine Energy; XTO Energy; Goodrich Petroleum Corporation; EXCO; bpx energy
Private	Indigo; Rockcliff Energy LLC; CCI; Aethon; GeoSouthern Energy Corporation; Tanos

Source: Baker Hughes North America Rig Count 5/21/21, Enverus, public disclosure.
Note: (1) Includes operator subsidiaries within public companies (XTO/ExxonMobil, BPX Energy/BP, Rockcliff Energy/Osaka Gas).

12
TELLURIAN

Upstream Driftwood pipeline Driftwood LNG x Use “ green completion” technology to eliminate flaring and minimize methane leakage x Perform LDAR surveys utilizing optical gas imaging to allow identification and repair of leaks x Use the latest equipment, technology and monitoring systems that have been engineered with emission reductions x Joined INGAA, a leader in the effort to modernize gas delivery infrastructure with a goal of reducing emissions x Designed and will be operated to be a near - zero hydrocarbon or methane emission facility x Emphasis on welded pipes and minimization of flanged connections x Heavily instrumented to detect hydrocarbon leaks Integration delivers climate advantages 13 Tellurian’s integrated strategy enables the company to measure and control emissions across the LNG value chain, thereby reducing CO 2 e emissions below U.S. national averages

Driftwood LNG progress & catalyst roadmap 14 Pre - FID work (shovel - ready) Premier site Fully - wrapped EPC contract Major permits secured Commercialization & financing Secure offtake Site prep & pre - EPC civil construction Financing Gas sourcing FID Issue notice to proceed to Bechtel for EPC construction

Social media Contact us ▪ Matt Phillips VP, Investor Relations & Finance +1 832 320 9331 matthew.phillips@tellurianinc.com ▪ Joi Lecznar EVP, Public & Government Affairs +1 832 962 4044 joi.lecznar@tellurianinc.com 15 @TellurianLNG ▪ Johan Yokay Director , Investor Relations & Finance +1 832 320 9327 johan.yokay@tellurianinc.com

Low - cost U.S. natural gas critical in supplying global LNG demand growth

Gas and LNG fastest growing fuels 1.2% 1.4% - 0.1% 2.7% 3.0% 1.6% 6.9% 7.1% 3.6% 20 YR Hist. Avg. 10 YR Hist. Avg. 10 YR Forecast Annual increase in oil, gas and LNG consumption Oil Gas LNG ▪ Gas demand is growing at 2x the rate of crude demand growth ▪ LNG demand is growing at 5x the rate of crude demand growth ▪ Headwinds to oil are tailwinds to natural gas – higher EV penetration increases the call on firm power supply ▪ Gas as a transport fuel favored in SE Asia for environmental and economic reasons Source: BP Statistical Review, BP World Energy Outlook, Wood Mackenzie. 17

Structural factors driving LNG demand

Region		YTD growth	Comments
China		**+29%**	Improved gas infrastructure penetration increases demand. Increased industrial demand from economic recovery & heating demand from consumers.
India		**(3.5)%**	Government policy to support natural gas to tackle pollution issues and energy poverty; vision for 15% of total primary energy consumption to come from natural gas by 2030, up from just 6.5% now.
Europe		**(24)%**	Increased reliance on imported gas due to domestic declines. Higher carbon prices and climate action urgency boost demand.
SE Asia		**2.3%**	Fastest growing region for power demand at 5.4% in 2021. Limited private-sector financing for new coal projects makes LNG attractive as a baseload fuel.

Source: Platts and ICE via MarketView, SIA, IEA Electricity Market Report 2020.

18

Asian LNG demand up 10% this year China/JKT (Japan - Korea - Taiwan) LNG imports up 29%/5%, respectively, through April and Indian imports fell due to higher spot prices 19 Source: Kpler . Chinese LNG imports Indian LNG imports million tonnes/month million tonnes/month JKT LNG imports million tonnes/month - 1 2 3 4 5 6 7 8 9 2019 2020 2021 - 1 2 3 4 5 6 7 8 9 2019 2020 2021 - 2 4 6 8 10 12 14 16 18 2019 2020 2021

– $2 $4 $6 $8 $10 $12 06/01/2021 08/01/2021 10/01/2021 12/01/2021 02/01/2022 04/01/2022 06/01/2022 08/01/2022 10/01/2022 12/01/2022 02/01/2023 04/01/2023 06/01/2023 08/01/2023 10/01/2023 12/01/2023 May 2020 Forwards May 2021 Forwards – $2 $4 $6 $8 $10 $12 06/01/2021 08/01/2021 10/01/2021 12/01/2021 02/01/2022 04/01/2022 06/01/2022 08/01/2022 10/01/2022 12/01/2022 02/01/2023 04/01/2023 06/01/2023 08/01/2023 10/01/2023 12/01/2023 May 2020 Forwards May 2021 Forwards Forward natural gas prices rise globally Asian LNG – JKM forward curve European natural gas – TTF forward curve 20 2 - year forward price +73% since April 2020 2 - year forward price +70% since April 2020 $/ mmBtu $/ mmBtu Source: NYMEX and ICE via MarketView.

Lack of LNG investment = widening price Source: Wood Mackenzie, Tellurian analysis. Note: (1) Capacity additions for projects that have reached FID only. 21 13 4 (0) 5 8 27 30 27 40 23 10 7 14 7 18 36 5 (3) -- (9) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ~146 mtpa capacity additions 8.3% per annum Limited capacity additions (1) (0.3)% per annum Global liquefaction capacity additions (mtpa) ~57 mtpa capacity additions 2.5% per annum ~30 mtpa capacity additions 1.6% per annum $14.04 $15.12 $16.54 $13.85 $7.45 $5.73 $7.13 $9.74 $5.49 JKM annual average: $4.38

New LNG capacity required Source: IHS, Wood Mackenzie, BP World Energy Outlook Rapid Transition Scenario. Notes: (1) Growth rate from base year 2020. (2) Assumes growth rate since 2020 and 85.5% utilization rate of new capacity (based on average utilization from 2015 - 2019). 22 Range of third - party demand scenarios High: 4.1% p.a. Low: 3.3% p.a. 280 mtpa 200 mtpa Growth rate (1) Capacity required by 2035 (2) 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Capacity (mtpa) Year Capacity required under various demand scenarios Range Existing Construction

LNG critical to global decarbonization

Indicates formal announcement to reach net - zero emissions by 2060 or earlier 0% 10% 20% 30% 40% China US India Russian Federation Japan Germany Iran South Korea Indonesia Saudi Arabia Canada South Africa Mexico Brazil Australia United Kingdom Turkey Italy Poland Thailand France Share of global carbon emissions (%) Net zero targets favor natural gas 24 ~80% of global LNG demand represented below: • Pledged net - zero by 2060, with peak emissions prior to 2030 • Pledged net - zero by 2050 with targeted coal phase out during the 2030s • Pledged net - zero by 2050 with goal of reducing emissions to at least 55% of 1990 levels by 2030 • Pledged net - zero by 2050 with targeted coal phase out during the 2030s • Pledged net - zero by 2050 with goal of reducing emissions by 68% of 1990 levels by 2030

Carbon reduction: the U.S. template works 25 US power industry has avoided 800mtpa of CO 2 in US Source: EIA Monthly Energy Review, March 2021. Coal Gas/LNG 567mm tonnes CO 2 335mm tonnes CO 2 Equivalent to: Spain France Thailand 232mm tonnes CO 2 59% reduction US LNG exports avoid 335mtpa of CO 2 globally - 500 1,000 1,500 2,000 2,500 2003 2006 2009 2012 2015 2018 Coal Gas Oil US power CO 2 emissions are down 40% since 2007

Carbon reduction is exportable Source: Tellurian analysis. Note: (1) BP Statistical Review in World Energy 2020. (2) EIA State CO2 Emissions report 2020. 26 US LNG displaces significant CO 2 versus coal power equivalent • 26 mmt CO 2 emissions avoided • Equivalent to Norway, Switzerland total CO 2 emissions (1) LNG train (5 mtpa) • 142 mmt CO 2 emissions avoided • Equivalent to New York state, Michigan total CO 2 emissions (2) LNG plant (27mtpa) • 567 mmt CO 2 emissions avoided • Equivalent to Canada, Indonesia total CO 2 emissions US LNG industry (85mtpa)

Air quality improvements with LNG imports Natural gas produces 64% less air particulate matter than does coal and 73% less than does wood biomass ▪ Improving air quality is a vital initiative for industrializing nations ― 2.9 mm premature deaths in China and India attributable to air pollution (1) ― China’s decision to cut fossil fuel emissions since 2015 has saved 1.5 mm lives (2) Source: (1) The Lancet, Volume 4, Issue 9, September 2020. (2) Harvard University School of Engineering & Applied Science, February 2021. (3) World Health Organization (WHO). (4) “Estimating Particulate Matter Emissions for eGRID ” July 2020. 27 Particulate matter emissions by fuel type (4) 6,500 16,700 18,300 24,400 49,500 Natural gas Distillate fuel oil Bituminous coal Wood Kerosene lbs / bcf equivalent ▪ Gasifying the energy mix is the fastest way to reduce particulate matter emissions ▪ LNG exports help nations meet UN Sustainable Development Goals 3, 7, 11, and 13 (3)

China decarbonization requires natural gas Even with 2 major Russian pipelines and growing domestic output, LNG imports could reach over 200 mtpa ▪ Targeting net - zero emissions by 2060 ▪ Pledged to reach peak emissions prior to 2030 ▪ Natural gas is required to reduce emissions while accommodating growing energy consumption ▪ Demand upside aligns with government target of 15% for gas’ share in energy mix Source: SIA, BP Energy Outlook 2020. 28 0 100 200 300 400 500 600 700 800 2020 2025 2030 2035 2040 China’s natural gas supply vs. demand ( Bcm ) Domestic Production Central Asia PL Imports Myanmar Imports Power of Siberia Power of Siberia II China gas demand wedge ~210 mt LNG ~110 mt LNG

Appendix: Driftwood LNG details

Unmatched LNG development experience Tellurian’s management team has >80 years of combined LNG development experience globally 30 Charif Souki Executive Chairman of the Board Co - founder of Tellurian Founded Cheniere in 1996, Chairman and CEO until 2015 Martin Houston Vice Chairman Co - founder of Tellurian 32 years at BG Group, retired as COO in 2014 Octávio Simões President & CEO Joined Tellurian in 2019 after 20 years at Sempra President & CEO of Sempra LNG & Midstream 79 mtpa Tellurian management responsible for ~18% of the LNG in production today 35 years Tellurian management has delivered cost - leading LNG projects for >35 years Keith Teague EVP & COO CEO of Driftwood Holdings EVP – Asset Group at Cheniere

Driftwood LNG’s ideal site for exports 31 Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,000 acres Insulation from surge, wind and local populations Artist rendition x Fully permitted x 30% engineering complete x EPC contract signed x Shovel ready project

$700 $490 $500 $380 ~$550 $710 $500 $510 $390 ~ $560 Stage 1 Stage 2 Stage 3 Stage 4 Total Bechtel LSTK secures project execution Leading LNG EPC contractor ― 44 LNG trains delivered to 18 customers in 9 countries ― ~30% of global LNG liquefaction capacity (>125 mtpa) Tellurian and Bechtel relationship ― 16 trains (1) delivered with Tellurian’s executive team ― Invested $50 million in Tellurian Inc. Price refresh in April 2019 resulted in ~2% increase after ~24 months Source: Tellurian - Bechtel agreements; Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG and ELNG. 32 Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6 Plants 1&2 Plant 3 Plant 4 Plant 5 Increase from price refresh Driftwood EPC contract costs ($ per tonne)